UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005
                                                  (July 7, 2005)


                      Equity Technologies & Resources, Inc.
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             (Exact name of registrant as specified in its charter)


 Delaware                           33-20582                     75-2276137
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


   Post Office Box 12012, Lexington, KY                                 40579
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (859) 321-2466



           325 W. Main St., Ste. 240, Lexington, KY 40507
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         (Former name or former address, if changed since last report.)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

The purpose of this current report on Form 8-K is to report a change of the Company's Certifying Accountant.


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 7, 2005 the Registrant verbally notified its independent auditors, Clancy and Co., P.L.L.C. ("Clancy and Co."), that it was dismissing them as the Company's independent auditors, effective that same date.

     Clancy and Co. audited the Registrant's financial statements for the years ended December 31, 2001 and 2002, (most recent audit year completed by the Registrant). The reports of Clancy and Co. did not contain any adverse opinion or a disclaimer of opinion, nor were the reports qualified as to audit scope or accounting principles but were qualified with respect to uncertainty as to the Registrant's ability to continue as a going concern for the years ended December 31, 2001 and December 31, 2002.

     During the Registrant's two most recent fiscal years and during any subsequent interim period through July 7, 2005 the date of dismissal, there were no disagreements with Clancy and Co. with respect to accounting or auditing issues of the type discussed in Item 304(a)(1)(iv) of Regulation S-B.

     On July 8, 2005, the Registrant's Board of Directors approved the engagement of the firm of Pritchett Siler & Hardy, P.C., 555 East 200 South Suite 250, Salt Lake City, UT 84102 as the Registrant's independent auditors.

     The change in the Registrant's independent auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

     During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Pritchett Siler & Hardy, P.C., the Registrant, or someone on the Registrant's behalf, had not consulted Pritchett Siler & Hardy, P.C., regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

     On July 12, 2005, the Company provided Clancy and Co. with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. A copy of the letter provided by Clancy and Co. is attached as an exhibit to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

     C. Exhibits

Exhibit
Number      Description
--------    -------------------------------
16.1  *     Clancy and Co., P.L.L.C., letter regarding change of accountant.

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*  Filed herewith.




                                   SIGNATURES

     In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                             Equity Technologies & Resources, Inc,
                             A Delaware Corporation
                            -------------------------
                                  (Registrant)



                                  By:   /s/ James Kemper Millard
                                     ----------------------------
                                 James Kemper Millard, President, CEO & Director


Date: July 13, 2005